                                       Draft of September 10, 1996
                                       ---------------------------



                           MARKWEST HYDROCARBON, INC.



                                2,400,000 SHARES


                                  COMMON STOCK



                             UNDERWRITING AGREEMENT



                            DILLON, READ & CO. INC.
                            GEORGE K. BAUM & COMPANY



_______________, 1996

                             UNDERWRITING AGREEMENT

                                                              ____________, 1996



Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

George K. Baum & Company
120 W. 12th Street, Suite 800
Kansas City, Missouri  64105

    as Managing Underwriters

Dear Sirs:

     MarkWest Hydrocarbon, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (the "Underwriters") 2,400,000 shares (the "Firm Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company. In addition, solely for the purpose of covering overallotments, the Company proposes to issue and sell, at the Underwriters' option, up to 360,000 additional shares of the Common Stock (the "Additional Shares"). The Additional Shares and the Firm Shares are collectively referred to as the "Shares". The Shares are described in the Prospectus which is referred to below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Commission File No. 333-09513), including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (collectively, the "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement as in effect at the time of execution of this Agreement or, if the registration statement is not yet effective, as amended when it becomes effective, including all documents filed as a part thereof, and including any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement", and the prospectus in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, in the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus".

     The Company, MarkWest Hydrocarbon Partners, Ltd., a Colorado limited partnership ("MarkWest Partnership"), all of the partners of MarkWest Partnership (the "Partners"), RIMCO Partners, L.P. and RIMCO Partners, L.P. II (RIMCO Partners, L.P. and RIMCO Partners, L.P. II are sometimes hereinafter collectively referred to as "RIMCO") have entered into a Reorganization Agreement, dated as of August 1, 1996 (the "Reorganization Agreement"), and the Company and MarkWest Partnership have entered into an Assignment and Assumption Agreement, dated as of _____________, 1996 (the "Assignment and Assumption Agreement"). Pursuant to the terms and conditions of the Reorganization Agreement and the Assignment and Assumption Agreement (i) RIMCO will exercise its options for an aggregate of _______ shares of Common Stock, (ii) all of the Partners, including RIMCO, will exchange their partnership interests for an aggregate of _________ shares of Common Stock, (iii) outstanding options to purchase interests of MarkWest Partnership held by current and former employees of MarkWest Partnership (the "Option Holders") will be replaced by options to purchase ________ shares of Common Stock pursuant to the Company's 1996 Stock Incentive Plan, (iv) the Company will succeed to all of the business, assets and liabilities of MarkWest partnership and (v) MarkWest Partnership will be dissolved.

     The Company and the Underwriters agree as follows:

     1.  Sale and Purchase.  On the basis of the representations and warranties
         -----------------
and the other terms and conditions herein set forth, the Company agrees to sell 2,400,000 shares of Common Stock to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) set forth opposite the name of such Underwriter on Schedule A at a purchase price of $____ per Share. You may release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, on the basis of the representations and warranties and the other terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase, and the Underwriters shall have the right to purchase, severally and not jointly, from the Company all or a portion of the Additional Shares as may be necessary to cover overallotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Shares. This option may be exercised in whole or in part from time to time on or before the thirtieth day following the date hereof, by written notice to the Company. Any such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall occur earlier than the time of purchase (as defined below) nor earlier than the second business day* after the date on which the option shall
- --------------
      *As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter at an additional time of purchase shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased at such additional time of purchase as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

     2.  Payment and Delivery.  Payment of the purchase price for the Firm
         --------------------
Shares shall be made to the Company by certified or official bank checks, in immediately available funds, at the office of Dillon, Read & Co. Inc. in New York City, against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 A.M., New York City time, on ____________, 1996 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8). The time at which such payment and delivery are actually made is called the "time of purchase". Certificates for the Firm Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

     Payment of the purchase price for the Additional Shares shall be made to the Company at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company agrees to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

     3.  Representations and Warranties of the Company.  The Company represents
         ---------------------------------------------
and warrants to each of the Underwriters that:

         (a) Each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; when the Registration Statement becomes or became effective and at all times subsequent thereto up to the time of purchase and the additional time of purchase, the Registration Statement and the Prospectus, and any supplements or amendments thereto, complied and will comply in all material respects with the provisions of the Act; and the Registration Statement at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus at all such times did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus and set forth in the section of the Registration Statement and the Prospectus entitled "Underwriting".

     (b) As of the date of this Agreement, the Company has an authorized capitalization as set forth under the column entitled "June 30, 1996 Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase, the capitalization of the Company will be as set forth under the column entitled "June 30, 1996 Pro Forma As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are free of statutory and contractual preemptive rights.

     (c) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to (i) own its properties and conduct its business as described in the Registration Statement and the Prospectus and (ii) execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated.

     (d) All of the issued and outstanding shares of capital stock of each of the subsidiaries of the Company listed on Schedule C hereto under the caption "WHOLLY OWNED SUBSIDIARIES" (the "Wholly Owned Subsidiaries") are owned directly by the Company; all of such shares have been duly authorized and validly issued and are fully paid and nonassessable and, except as described in the Prospectus, are owned free and clear of any pledge, lien, encumbrance, security interest or other claim; there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the capital stock of any of the Wholly Owned Subsidiaries. The Company has such ownership interest in each of the subsidiaries of the Company listed on Schedule C hereto under the caption "MICHIGAN SUBSIDIARIES" (the "Michigan Subsidiaries") as described in the Prospectus, and except as described in the Prospectus, such ownership interest is owned free and clear of any pledge, lien, encumbrance, security interest or other claim; except as described in the Prospectus, there are no outstanding rights, subscriptions, warrants, calls, preemptive rights, options or other agreements of any kind with respect to the ownership interest of any of the Michigan Subsidiaries. The Wholly Owned Subsidiaries and the Michigan Subsidiaries are hereinafter referred to as the "Subsidiaries."

     (e) Each of the Wholly Owned Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full corporate power and authority to own its respective properties and to conduct its respective businesses. Each of the Michigan Subsidiaries has been duly organized and is validly existing as a limited liability company in good standing under the laws of its respective jurisdiction of organization, with full limited liability company power and authority to own its respective properties and to conduct its respective business.

     (f) Each of the Company and each of the Subsidiaries is duly qualified or licensed by and is in good standing in each jurisdiction in which it owns or leases property or conducts its business and in each other jurisdiction in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole; each of the Company and each of the Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by each such jurisdiction.

     (g) Neither the Company nor any of the Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would constitute a breach of, or default under), its charter or bylaws, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or affected. The execution, delivery and performance of this Agreement, the issuance of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

     (h) The Firm Shares and the Additional Shares, when issued and delivered to and paid for by the Underwriters as contemplated hereby, will be duly authorized and validly issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, preemptive right or other claim.

     (i) This Agreement has been duly authorized, executed and delivered by the Company.

     (j) The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares are in due and proper form and the holders of the Shares after making payment therefor will not be subject to personal liability by reason of being such holders.

     (k) No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares as contemplated hereby, other than registration of the Shares under the Act, clearance of the offering of the Shares with the National Association of Securities Dealers, Inc. (the "NASD") and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

     (l) No person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder.

     (m) Price Waterhouse LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

     (n) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

     (o) There is no action, suit or proceeding pending or threatened against the Company or any of the Subsidiaries or any of their properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole.

     (p) The audited and unaudited financial statements included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial condition of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

     (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been: (A) any material adverse change in the properties, assets, operations, business, business prospects or financial condition, present or prospective, of the Company and the Subsidiaries taken as a whole;

(B) any transaction, that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries; or (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole.

     (r) The Company has obtained the agreement of the stockholders listed on Schedule B not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock, or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock, for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

     (s) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole.

     (t) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business; the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

     (u) Based on the prior experience of the Company and the Subsidiaries with respect to compliance with Environmental Laws, the Company reasonably has concluded that the costs and liabilities associated with compliance by the Company and the Subsidiaries with Environmental Laws are not likely to have, singly or in the aggregate, a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole.

     (v) Neither the Company nor any of the Subsidiaries, nor any employee of the Company or any of the Subsidiaries, has made any payment of funds of the Company or any of the Subsidiaries prohibited by law, and no funds of the Company or any of the Subsidiaries have been set aside to be used for any payment prohibited by law.

     (w) The Company and the Subsidiaries have filed all federal or state income or franchise tax returns required to be filed and have paid all taxes shown thereon as due, and there is no material tax deficiency which has been or might be asserted against the Company or any of the Subsidiaries; all material tax liabilities are adequately provided for on the books of the Company and the Subsidiaries.

     (x) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

     (y) The Company has (i) generally satisfactory title to all its interests in its oil and gas properties, title investigations having been carried out by the Company in accordance with the general practice in the oil and gas industry,
(ii) good and marketable title in fee simple to all other real property owned by it and (iii) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests, subleases and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

     (z) The Reorganization Agreement and the Assignment and Assumption Agreement have been duly authorized, executed and delivered, as applicable, by each of the Company, the MarkWest Partnership and the Partners, and are in full force and effect and constitute a valid and legally binding obligation of each of the Company, the MarkWest Partnership and the Partners, as the case may be, enforceable against each person in accordance with their terms, except as enforcement may be limited by (A) any bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such is considered in a proceeding at law or in equity).

     (aa) The execution, delivery and performance of the Reorganization Agreement and the Assignment and Assumption Agreement and the consummation of the transactions contemplated thereby does not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter, bylaws or other organizational documents of the Company, the MarkWest Partnership, or any of their respective subsidiaries or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, supply agreement or other agreement or instrument to which the Company, the MarkWest Partnership or any of their respective subsidiaries is a party or by which any of them or their properties may be bound or affected except for any such conflict, breach or default for which the Company or MarkWest Partnership has received a waiver or consent as of the date hereof and except for any such conflict, breach or default which would not result in a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, the MarkWest Partnership or any of their respective subsidiaries.

     (bb) No authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required in connection with the consummation of the transactions effected or contemplated by the Reorganization Agreement or the Assignment and Assumption Agreement, other than (i) such authorizations, approvals, consents and orders as have been obtained or such filing as have been made prior to the date hereof, (ii) the filing of a certificate of dissolution with the Secretary of State of the State of Colorado and (iii) such authorizations, approvals, consents, orders and filings as to which the failure to obtain or make would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole.

     (cc) Upon the consummation of the transactions contemplated by the Reorganization Agreement and the Assignment and Assumption Agreement, the properties and assets of MarkWest Partnership, including its subsidiaries, were duly and validly transferred and assigned by the Company and the Subsidiaries, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects (except such as are described or referred to in the Prospectus and the financial statements and the notes thereto contained therein or such as do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries).

     (dd) Neither the Company nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under such Act.

4.  Certain Covenants of the Company.  The Company hereby agrees:
    --------------------------------

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); promptly to advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to obtain the withdrawal of any order of suspension at the earliest practicable moment;

     (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendment or supplement thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act;

     (c) to advise you promptly and if requested by you to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, if required under the Act (which the Company agrees to file in a timely manner under such Rule);

     (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to file no such amendment or supplement to which you shall object in writing;

     (e) to furnish to you and, upon request to each of the other Underwriters, for a period of five years from the date of this Agreement (i) copies of all reports or other communications that the Company shall send to its stockholders or from time to time shall publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and any other document filed by the Company pursuant to Section 12, 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (f) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act that, in the reasonable judgment of the Company, would require the making of any change in the Prospectus then being used, so that the Prospectus, as then supplemented, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading and, during such time, promptly to prepare and furnish, at the Company's expense, to the Underwriters such amendments or supplements to such

Prospectus as may be necessary to reflect any such change in such quantities as requested by the Underwriters, and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

     (g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which need not be audited and which will satisfy the provisions of Section 11(a) of the Act including, at the option of the Company, Rule 158) covering a period of 12 months beginning after the effective date of the Registration Statement but ending not later than 15 months after the date of the Registration Statement, as soon as is reasonably practicable after the termination of such 12-month period;

     (h) to furnish to you three signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

     (i) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries that have been read by the Company's independent certified public accountants as stated in their letter to be furnished pursuant to Section 6(b);

     (j) to apply the net proceeds from the sale of the Shares sold by the Company in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus;

     (k) to use its best efforts to cause the Shares to be quoted on the Nasdaq National Market;

     (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement otherwise becomes effective or is terminated, to pay all expenses, fees and taxes (other than (x) any transfer taxes and (y) fees and disbursements of your counsel except as set forth under Section 5 and clauses (iii) and (iv) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, and the printing and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment),
(ii) the issuance, sale and delivery of the Shares, (iii) the reproduction or printing of this Agreement and any dealer agreements, and furnishing of copies of each thereof to you and to dealers (including costs of mailing and shipment),
(iv) the qualification of the Shares for offering and sale under state laws as aforesaid (including legal fees and filing fees and other disbursements of your counsel) and the printing and furnishing of copies of any blue sky surveys to you and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for inclusion in the Nasdaq National Market and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD and (viii) the performance of the Company's other obligations hereunder;

     (m) not to sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to you pursuant to this Agreement for a period commencing on the date hereof and continuing for 180 days after the date of the Prospectus, without the prior written consent of Dillon, Read & Co. Inc.; and

     (n) to refrain from investing the proceeds from the sale of the Shares in a manner to cause the Company or any of the Subsidiaries to become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5.  Reimbursement of Underwriters' Expenses.  If the Firm Shares or the
         ---------------------------------------
Additional Shares are not delivered for any reason, other than the failure of the Underwriters to purchase the Firm Shares or the Additional Shares as provided herein (unless such failure is permitted under the provisions of Section 6 or Section 7(b) of this Agreement), the Company will reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     6.  Conditions of Underwriters' Obligations.  The several obligations of
         ---------------------------------------
the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase (and the several obligations of the Underwriters at any additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase and at such additional time of purchase, as the case may be), the performance by the Company of its obligations hereunder and to the following conditions:

        (a) The Company shall furnish to you at the time of purchase and at such additional time of purchase, as the case may be, an opinion of Dorsey & Whitney LLP, counsel for the Company (or such other counsel for the Company as is reasonably acceptable to Dillon Read & Co. Inc.), addressed to the Underwriters and dated the time of purchase or such additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Dillon, Read & Co. Inc., stating that:

             (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority (A) to own its properties and conduct its business as described in the Registration Statement and the Prospectus and (B) to execute and deliver this Agreement and to issue, sell and deliver the Shares as herein contemplated;

             (ii) each of the Wholly Owned Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state in which such Wholly Owned Subsidiary is incorporated, with full corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

             (iii) each of the Michigan Subsidiaries has been duly organized and is validly existing as a limited liability company in good standing under the laws of the state where such Michigan Subsidiary is organized, with full limited liability company power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus;

             (iv) each of the Company and each of the Subsidiaries is duly qualified or licensed to do business by and is in good standing as a foreign corporation or organization in each jurisdiction in which it conducts business or owns property and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the properties, assets, operations, business or financial condition of the Company and the Subsidiaries taken as a whole;

             (v) all of the issued and outstanding shares of capital stock or other ownership interest of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as set forth in the Prospectus, are owned, directly or indirectly, by the Company free and clear, to such counsel's knowledge, of any pledge, lien, encumbrance, security interest, preemptive right or other claim, and to such counsel's knowledge, there are no rights, warrants, options or other agreements to acquire or instruments convertible into or exchangeable for any shares of capital stock or other equity interest of any Subsidiary, except as set forth in the Prospectus;

             (vi) this Agreement has been duly authorized, executed and delivered by the Company;

             (vii) the Shares, when delivered to and paid for by the Underwriters, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any pledge, lien, encumbrance, claim or preemptive right;

             (viii)(a) the Company has an authorized capitalization as set forth under the heading "Capitalization" in the Registration Statement and the Prospectus, and (b) the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and free of statutory and contractual preemptive rights;

             (ix) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

             (x) the Registration Statement and the Prospectus (except as to the financial statements and schedules contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

             (xi) the Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act;

             (xii) no approval, authorization, consent or order of, and no notice to or filing with any governmental agency or body or any court is required in connection with the issuance or sale of the Shares as contemplated hereby other than registration of such Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

             (xiii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of or default under), the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, or any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their properties are bound or affected that is attached as an exhibit to the Registration Statement, or under any law, rule or regulation of any governmental body of the United States of America or the State of Colorado or (solely with respect to the General Corporation Law of the State of Delaware) the State of Delaware (such laws, rules and regulations are hereinafter collectively referred to as "Applicable Law") or, to the knowledge of such counsel, any decree, judgment or order applicable to the Company or any of the Subsidiaries;

             (xiv) to such counsel's knowledge, neither the Company nor any of the Subsidiaries is in breach of or in default under their respective charter, bylaws or other organizational documents, as the case may be;

             (xv) to such counsel's knowledge, the Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities, including without limitation under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus;

             (xvi) to such counsel's knowledge, all contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed;

             (xvii) except as described in the Registration Statement and the Prospectus, such counsel knows of no pending or overtly threatened lawsuits or claims against the Company or any of the Subsidiaries that individually or in the aggregate could result in a judgment, decree or order having a material adverse effect on the properties, assets, operations, business or financial condition of the Company and the Subsidiaries taken as a whole;

             (xviii) except as described in the Prospectus, such counsel knows of no person who has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company in consequence of the issue and sale of the Shares to the Underwriters hereunder;

             (xix) the statements in the Registration Statement and the Prospectus under the captions "Risk Factors - Government Regulation", "Risk Factors -Environmental Matters", "Risk Factors - Possible Anti-Takeover Effects of Provisions of the Certificate of Incorporation and Bylaws", "Risk Factors -Shares Eligible for Future Sale", "Business - Government Regulation", "Business- Environmental Matters", "Business - Legal Proceedings", "Management -Limitation of Liability and Indemnification Matters", "Description of Capital Stock" and "Shares Eligible For Future Sale", insofar as they are descriptions of laws, regulations and rules, of legal and governmental proceedings or of contracts, agreements, leases and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects;

             (xx) the Reorganization Agreement and the Assignment and Assumption Agreement have been duly authorized, executed and delivered, as applicable, by each of the Company, the MarkWest Partnership and the Partners, and are in full force and effect and constitute a valid and legally binding obligation of each of the Company, the MarkWest Partnership and the Partners, as the case may be, enforceable against each person in accordance with their terms, except as enforcement may be limited by (A) any bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such is considered in a proceeding at law or in equity);

             (xxi) the execution, delivery and performance of the Reorganization Agreement and the Assignment and Assumption Agreement and the consummation of the transactions contemplated thereby does not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would constitute a breach of, or default under), the charter, bylaws or other organizational documents of the Company, the MarkWest Partnership, or any of their respective subsidiaries or under any provision of any license, indenture, lease, mortgage, deed of trust, bank loan or credit agreement, material supply agreement or other agreement or instrument to which the Company, the MarkWest Partnership or any of their respective subsidiaries is a party or by which any of them or their properties may be bound or affected that is attached as an exhibit to the Registration Statement except for any such conflict, breach or default for which the Company or MarkWest Partnership has received a waiver or consent as of the date hereof, or under any Applicable Law or, to the knowledge of such counsel, any decree, judgment or order applicable to the Company, the MarkWest Partnership or any of their respective subsidiaries;

             (xxii) no authorization, approval, consent or order of, and no notice to or filing with, any governmental agency or body or any court is required in connection with the consummation of the transactions effected or contemplated by the Reorganization Agreement or the Assignment and Assumption Agreement, other than (i) such authorizations, approvals, consents and orders as have been obtained or such filing as have been made prior to the date hereof and (ii) such authorizations, approvals, consents, orders and filings as to which the failure to obtain or make would not, individually or in the aggregate, have a material adverse effect on the properties, assets, operations, business or financial condition of the Company and the Subsidiaries taken as a whole;

             (xxiii) the transactions contemplated by the Reorganization Agreement and the Assignment and Assumption Agreement have been consummated and the properties and assets of MarkWest Partnership and its subsidiaries have been duly and validly assigned and transferred by the Company and the Subsidiaries;

             (xxiv) neither the Company nor any of the Subsidiaries is an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

             (xxv) the sales of securities by the Company described in Item 15 of the Registration Statement were exempt from the registration requirements of the Act; and

             (xxvi) although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Registration Statement or

        Prospectus and such counsel makes no representation that it has independently verified the accuracy, completeness or fairness of such statements (except to the extent provided in paragraphs (ix) and (xix) of this Section 6(a)), in connection with such counsel's representation of the Company in the preparation of the Registration Statement and Prospectus, nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules included in the Registration Statement or Prospectus).

        In rendering the opinions described above, counsel for the Company may rely, as to matters of fact with respect to the Company, upon representations of the Company contained in this Agreement and certificates of officers of the Company provided that copies of such certificates are delivered to the Underwriters.

        (b) You shall have received from Price Waterhouse LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in form and substance satisfactory to the Managing Underwriters.

        (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, opinions from Baker & Botts, L.L.P. in form and substance satisfactory to you.

        (d) No amendment or supplement to the Registration Statement or the Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you shall have objected in writing.

        (e) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:00 P.M., New York City time, on the second full business day after the date of this Agreement; provided, however, that the Company and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares from time to time may agree in writing or by telephone, confirmed in writing, on a later date.

        (f) Prior to the time of purchase or the additional time of purchase, as the case may be: (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there has not been: (i) any material and adverse change, present or prospective, in the properties, assets, operations, business, business prospects or financial condition of the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus; (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole contemplated or entered into by the Company or any of the Subsidiaries, other than as described in the Registration Statement and the Prospectus; or (iii) any obligation, contingent or otherwise, directly or indirectly, incurred by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, other than as described in the Registration Statement and the Prospectus.

        (h) The Company, at the time of purchase or additional time of purchase, as the case may be, will deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date and the conditions set forth in Section 6(f) and Section 6(g) have been met.

        (i) You shall have received a signed letter, dated the date of this Agreement, from each of the stockholders listed in Schedule B to the effect that such persons shall not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 180 days from the date of the Prospectus without the prior written consent of Dillon, Read & Co. Inc.

        (j) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you reasonably may request.

        (k) The Company shall have performed its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

        (l) The Shares shall have commenced to be quoted on the Nasdaq National Market.

7.      Effective Date of Agreement; Termination.
        ----------------------------------------

        (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

        (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in your judgment or in the judgment of such group of Underwriters, makes it impracticable to market the Shares. If you or any group of Underwriters elect to terminate this Agreement as provided in this Section 7(b), the Company and each other Underwriter shall be notified promptly by letter or telegram.

        (c) If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

        (d) If any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Firm Shares, and arrangements satisfactory to you and the Company are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter.

        (e) Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Company or selected by the Company with your approval pursuant to Section 7(d)). If a new Underwriter or Underwriters are substituted for a defaulting Underwriter or Underwriters in accordance with Section 7(d), the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary change in the Registration Statement and the Prospectus and other documents may be effected. The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 7 with like effect as if such substituted Underwriter had originally been named in Schedule A.

        (f) If the purchase of the Shares by the Underwriters, as contemplated by this Agreement, is not consummated for any reason permitted under this Agreement or if such purchase is not consummated because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(l), 5 and 8), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8).

8.      Indemnity by the Company and the Underwriters.
        ---------------------------------------------

        (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, each person that controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and each Underwriter's agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person (collectively, the "Underwriter indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, any Underwriter indemnified party may incur as they are incurred (and regardless of whether such Underwriter indemnified party is a party to the litigation, if any) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the Shares or the Prospectus or any Preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information with respect to any Underwriter furnished in writing by any Underwriter through you to the Company expressly for use therein with reference to such Underwriter. This indemnity agreement will be in addition to any liability the Company otherwise may have.

        (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Underwriter indemnified party, with respect to which indemnity may be sought against the Company pursuant to this Section 8, such Underwriter indemnified party shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Underwriter indemnified party and payment of all fees and expenses; provided that the omission so to notify the Company shall not relieve it from any liability that it may have to any Underwriter indemnified party. An Underwriter indemnified party shall have the right to employ separate counsel in any such action or proceeding and to assume the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter indemnified party unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Underwriter indemnified party or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Underwriter indemnified party and the Company and such Underwriter indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter indemnified party), in any of which events such fees and expenses shall be borne by the Company and reimbursed as they are incurred. It is understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter indemnified parties, which firm shall be designated in writing by Dillon, Read & Co. Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which consent shall not be unreasonably withheld or delayed), but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Underwriter indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person that controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Company indemnified parties") from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, claim, damage, judgement, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with respect to such Underwriter in the Registration Statement, any Preliminary Prospectus or the Prospectus. In case any action shall be brought against any Company indemnified party based on the Registration Statement, any Preliminary Prospectus or the Prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 8(c), such Underwriter shall have the rights and duties given to the Company by Section 8(b) (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, provided that the fees and expenses of such separate counsel shall be at the expense of such Underwriter), and the Company indemnified parties shall have the rights and duties given to the Underwriter indemnified parties by Section 8(b).

        (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless any Underwriter indemnified party or any Company indemnified party, then the party required to indemnify such indemnified party under this Section 8, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, judgments, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

             The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) that does not take account of the equitable considerations referred to in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Underwriter indemnified party shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter indemnified party and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter indemnified party otherwise has been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 8 are several in proportion to their respective underwriting commitments and are not joint.

             The statements under the caption "Underwriting" in the Prospectus (to the extent such statements relate to an Underwriter) constitute the only information furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus.

        (e) The indemnity and contribution agreements contained in this Section 8 and the representations, warranties and covenants of the Company contained in this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter indemnified party or by or on behalf of any Company indemnified party, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. Subject to the provisions of Section 8(b) and Section 8(c), the Company and each Underwriter agree promptly to notify the other of the commencement of any litigation or proceeding against it in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

     9.  Notices.  Except as otherwise herein provided, all statements,
         -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022,
Attention: Syndicate Department; and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at MarkWest Hydrocarbon, Inc., 5613 DTC Parkway, Suite 400, Englewood, CO 80111,
Attention: John M. Fox with a copy to Dorsey & Whitney LLP, 370 17th Street, Suite 4400, Denver, CO 80202, Attention: George A. Hagerty, Esq.

     10.  Construction.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          ------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE SECTION HEADINGS IN THIS AGREEMENT HAVE BEEN INSERTED AS A MATTER OF CONVENIENCE OF REFERENCE AND ARE NOT A PART OF THIS AGREEMENT.

     11.  Parties at Interest.  The Agreement herein set forth has been and is
          -------------------
made solely for the benefit of the Underwriters, the Company, the Underwriter indemnified parties and the Company indemnified parties, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     12.  Counterparts.  This Agreement may be signed by the parties in
          ------------
counterparts which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for such purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company, and the Underwriters, severally.

                                       Very truly yours,

                                       MARKWEST HYDROCARBON, INC.



                                       By:
                                          --------------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------

Accepted and agreed to as of
the date first above written,
on behalf of themselves,
George K. Baum & Company
and the other several
Underwriters named in
Schedule A

DILLON, READ & CO. INC., as
   Managing Underwriter


By:
   -------------------------------
   Name:
        --------------------------
   Title:
         -------------------------

                                   SCHEDULE A
                                                                       Number of
Underwriter                                                          Firm Shares
- -----------                                                          -----------

Dillon, Read & Co. Inc...............................................
George K. Baum & Company.............................................



                                                                       ---------

                                                            Total      2,400,000
                                                                       =========

                                   SCHEDULE B

               STOCKHOLDERS WHO HAVE EXECUTED LOCK-UP AGREEMENTS

                                   SCHEDULE C

                                  SUBSIDIARIES


WHOLLY OWNED SUBSIDIARIES



MICHIGAN SUBSIDIARIES

                                       28